UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosure

On August 6, 2025, Moleculin Biotech, Inc. (the “Company”), issued a press release which announced the presentation of encouraging preclinical data for its lead drug candidate, Annamycin, also known by its non-proprietary name of naxtarubicin, which demonstrated significant efficacy against various primary and metastatic liver cancers, including hepatocellular carcinoma (HCC), colorectal liver metastases, and pancreatic ductal adenocarcinoma (PDAC) liver metastases. This is believed to be the result of targeted accumulation in the liver and other organs.

These findings were highlighted in a poster entitled “Liposomal Annamycin (L-ANN) Efficacy Against Primary and Metastatic Liver Cancers,” presented by Dr. Waldemar Priebe, Lead Author and Chairman of the Scientific Advisory Board at Moleculin at the recently held Shelby-Lavine Pancreatic Cancer Symposium at MD Anderson Cancer Center.

A copy of the press release and poster are attached to this report as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 6, 2025

99.2	Liposomal Annamycin (L-ANN) Efficacy against primary and Metastatic Liver Cancers poster

104	Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date:	August 6, 2025

By:	/s/ Jonathan P. Foster
Jonathan P. Foster